UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2023

Date of Report (Date of earliest event reported)

INTERNATIONAL MEDIA ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40687	86-1627460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1604 US Highway 130 North Brunswick, NJ	08902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 960-3677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IMAQ	The Nasdaq Stock Market LLC
Warrants	IMAQW	The Nasdaq Stock Market LLC
Rights	IMAQR	The Nasdaq Stock Market LLC
Units	IMAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of Material Definitive Agreement.

As previously disclosed, on October 22, 2022, International Media Acquisition Corp. (“IMAQ”) entered into a Stock Purchase Agreement (the “SPA”) with Risee Entertainment Holdings Private Limited, a company incorporated in India (“Seller”), and Reliance Entertainment Studios Private Limited, company incorporated in India (the “Target Company''). Pursuant to the terms of the SPA, a business combination between IMAQ and the Target Company was to be effected by the acquisition of 100% of the issued and outstanding share capital of the Target Company from Seller in a series of transactions (collectively, the “Stock Acquisition'').

Pursuant to Section 12.1(a) of the SPA, wherein in the event of the Initial Closing (as defined in the SPA) has not occurred by the Outside Closing Date (as defined in the SPA) either the Seller or the Target Company or IMAQ has the right to terminate the SPA. The Seller has terminated the SPA with immediate effect, and the Target Company & IMAQ have acknowledged and accepted vide termination letter dated October 25, 2023 (“Termination Letter”) received by IMAQ on October 26, 2023, without any liability to any of the parties involved.

The Termination Letter also terminates and makes void the Additional Agreements (as defined in the SPA). The foregoing descriptions of the SPA, the Termination Letter and the Additional Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of, respectively, (i) the SPA, a copy of which was previously filed as Exhibit 2.1 to IMAQ’s Current Report on Form8-K on October 22, 2022, (ii) the Termination Letter, a copy of which is filed with this Current Report on Form8-K as Exhibit 10.1, and (iii) the Additional Agreements, copies of which were previously filed as Exhibits 10.1 and 10.2 to IMAQ’s Current Report on Form8-K on October 22, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Termination Letter dated October 25, 2023, issued by Reliance Entertainment Studios Private Limited

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2023

INTERNATIONAL MEDIA ACQUISITION CORP.

By:	/s/ Shibasish Sarkar
Name:	Shibasish Sarkar
Title:	Chief Executive Officer

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